UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 11, 2015

SPX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-6948 (Commission File Number)	38-1016240 (IRS Employer Identification No.)

13320-A Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code  (980) 474-3700

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On December 11, 2015, SPX Corporation announced that its South African subsidiary, DBT Technologies (Pty) Limited (collectively “SPX”), along with Alstom S&E Africa (Proprietary) Limited, a subsidiary of General Electric, have signed an addendum to the agreement covering the terms of the companies’ commercial relationship regarding work on the Kusile power plant project under construction for the state-owned utility company, Eskom Holdings Limited, in South Africa. A separate addendum settles material outstanding issues between SPX and its subcontractor, Tubular Construction Projects (Pty) Ltd. A copy of the press release is included as Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description

99.1	Press Release of SPX Corporation, dated December 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION
(Registrant)

Date: December 11, 2015	By:	/s/ John W. Nurkin
John W. Nurkin
Vice President, Secretary and General Counsel

S-1

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of SPX Corporation, dated December 11, 2015